UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2013

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Devonshire Square, London, England (Address of Principal Executive Offices)		EC2M 4PL (Zip Code)
Registrant’s telephone number, including area code: +44 20 7623 5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
With respect to the reorganization completed on April 2, 2012, which resulted in Aon plc (the “Company”) becoming the parent company of the Aon group (the “Merger”), the Company entered into the U.S. Internal Revenue Service (the “IRS”) Pre-Filing Agreement Program (the “PFA Program”) to determine the application of section 7874(b) of the Internal Revenue Code, and the IRS regulations issued thereunder. On September 4, 2013, the Company received from the IRS an executed closing agreement under the PFA Program, which confirms the Merger did not cause the Company to be treated as a U.S. domestic corporation pursuant to section 7874(b).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc
	By:	/s/ Christa Davies Christa Davies Executive Vice President and Chief Financial Officer
Date: September 4, 2013

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